Income Taxes	6 Months Ended	12 Months Ended
	Jun. 30, 2019	Dec. 31, 2018
Income Tax Disclosure [Abstract]
Income Tax Disclosure [Text Block]	Income Taxes

At the end of each quarter, we estimate the effective income tax rate expected to be applied for the full year. The effective income tax rate is determined by the level and composition of income (loss) before income taxes, which is subject to federal, state, local and foreign income taxes.

We file income tax returns, including returns for our subsidiaries, with federal, state, local and foreign tax jurisdictions. We are under regular and recurring audit by the Internal Revenue Service ("IRS") and other taxing authorities on open tax positions. The timing of the resolution of tax audits is highly uncertain, as are the amounts, if any, that may ultimately be paid upon such resolution. Changes may result from the conclusion of ongoing audits, appeals or litigation in federal, state, local and foreign tax jurisdictions or from the resolution of various proceedings between the U.S. and foreign tax authorities. As of June 30, 2019, we remain subject to federal and state examinations of our income tax returns for tax years from 2005 through 2017 and foreign examinations of our income tax returns for tax years from 1996 through 2018.

Our total unrecognized tax benefits as of June 30, 2019 and December 31, 2018 were $323 million and $318 million, respectively. As of June 30, 2019 and December 31, 2018, we had accrued approximately $44 million and $40 million, respectively, for interest and penalties related to our unrecognized tax benefits in our condensed consolidated balance sheets. Included in the balances of unrecognized tax benefits as of June 30, 2019 and December 31, 2018 was $312 million and $310 million, respectively, associated with positions that, if favorably resolved, would provide a benefit to our effective income tax rate.

In April 2014, we received 30-day Letters from the IRS and the Revenue Agents Report ("RAR") for the 2006 and October 2007 tax years. We disagreed with several of the proposed adjustments in the RAR, filed a formal appeals protest with the IRS and did not make any tax payments related to this audit. The issues being protested in appeals relate to assertions by the IRS that: (i) certain foreign currency denominated intercompany loans from our foreign subsidiaries to certain U.S. subsidiaries should be recharacterized as equity for U.S. federal income tax purposes and constitute deemed dividends from such foreign subsidiaries to our U.S. subsidiaries; (ii) in calculating the amount of U.S. taxable income resulting from Hilton Honors, we should not reduce gross income by the estimated costs of future redemptions, but rather such costs would be deductible at the time the points are redeemed; and (iii) certain foreign currency denominated loans issued by one of our Luxembourg subsidiaries whose functional currency is the U.S. dollar ("USD"), should instead be treated as issued by one of our Belgian subsidiaries whose functional currency is the euro ("EUR"), and thus foreign currency gains and losses with respect to such loans should have been measured in EUR, instead of USD. In January 2016, we received a 30-day Letter from the IRS and the RAR for the December 2007 through 2010 tax years, which included proposed adjustments that reflect the carryover effect of the three protested issues from the 2006 through October 2007 tax years. These proposed adjustments are also being protested in appeals and formal appeals protests have been submitted. In April 2016, we requested a Technical Advice Memorandum ("TAM") from the IRS with respect to the treatment of the gains and losses recognized as a result of changes in foreign currency exchange rates on loans issued by our Luxembourg subsidiary. We received a taxpayer favorable TAM in October 2018 and this issue is no longer being pursued by the IRS for any of the open tax years. In September 2018, we received a 30-day Letter from the IRS and the RAR for the 2011 through 2013 tax years, which reflects proposed adjustments for the carryover effect of the two remaining protested issues from the 2006 through October 2007 tax years. The adjustments for the 2011 through 2013 tax years will also be protested in appeals and formal protests have been submitted. After receipt of the TAM relating to the Luxembourg subsidiary, the two remaining proposed adjustments sought by the IRS would result in additional U.S. federal tax owed of approximately $817 million, excluding interest and penalties and potential state income taxes. The portion of this amount related to Hilton Honors would result in a decrease to our future tax liability when the points are redeemed. We disagree with the IRS's position on each of these assertions and intend to vigorously contest them. However, based on continuing appeals process discussions with the IRS, we believe that it is more likely than not that we will not recognize the full benefit related to certain of the issues being appealed. Accordingly, as of June 30, 2019, we had recorded $55 million of unrecognized tax benefits related to these issues.
Income Taxes

Income Tax Provision

Our tax provision includes federal, state and foreign income taxes payable. The domestic and foreign components of income from continuing operations before income taxes were as follows:

	Year Ended December 31,
	2018	2017	2016
	(in millions)
U.S. income before tax	$881	$632	$906
Foreign income (loss) before tax	197	121	(366)
Income from continuing operations before income taxes	$1,078	$753	$540

The components of our provision (benefit) for income taxes were as follows:

	Year Ended December 31,
	2018	2017	2016
	(in millions)
Current:
Federal	$210	$239	$441
State	53	59	143
Foreign	60	95	70
Total current	323	393	654
Deferred:
Federal	(52)	(667)	(123)
State	(14)	(35)	45
Foreign	52	(27)	(19)
Total deferred	(14)	(729)	(97)
Total provision (benefit) for income taxes	$309	$(336)	$557

Reconciliations of our tax provision at the U.S. statutory rate to the provision (benefit) for income taxes were as follows:

	Year Ended December 31,
	2018	2017	2016
	(in millions)
Statutory U.S. federal income tax provision	$226	$264	$189
State income taxes, net of U.S. federal tax benefit	37	19	22
Impact of foreign operations	26	4	34
Effects of the TCJ Act	13	(600)	—
Corporate restructuring	9	—	477
Change in deferred tax asset valuation allowance	(6)	(48)	(20)
Provision (benefit) for uncertain tax positions	16	38	(139)
Other, net	(12)	(13)	(6)
Provision (benefit) for income taxes	$309	$(336)	$557

Restructuring

During the year ended December 31, 2018, our controlled foreign corporations ("CFC") distributed the stock of certain subsidiaries (the "Distributions"). Subsequent to the Distributions, the distributed subsidiaries will now be includible in our U.S. federal and state income tax filings. As a result of the Distributions, we incurred deferred income tax expense of $9 million, including: (i) recording U.S. deferred tax liabilities related to the distributed subsidiaries of $12 million and (ii) remeasuring our existing deferred tax assets and liabilities and other tax liabilities at the effective tax rates at which they will reverse in future periods, resulting in a reduction of liabilities of $3 million.

During the year ended December 31, 2016, we effected two corporate structuring transactions that included: (i) the organization of Hilton's assets and subsidiaries in preparation for the spin-offs and (ii) a restructuring of Hilton's international assets and subsidiaries (the "international restructuring"). The international restructuring involved a transfer of certain assets, including IP used in the international business, from U.S. subsidiaries to foreign subsidiaries, and became effective in December 2016. The transfer of the IP resulted in the recognition of tax expense representing the estimated U.S. tax expected to be paid in future years on income generated from the IP transferred to foreign subsidiaries. Due to the changes in the footprint of the Company and the expected applicable tax rates at which our domestic deferred tax assets and liabilities will reverse in future periods as a result of the described structuring activities, our estimated deferred effective tax rate increased for the year ended December 31, 2016. In total, these structuring transactions, which became effective in December 2016, resulted in additional income tax expense of $477 million in the period.

Tax Cuts and Jobs Act of 2017

We recognized a provisional benefit as of December 31, 2017 of $600 million, of which $569 million was the result of the remeasurement of U.S. deferred tax assets and liabilities and other tax liabilities. As of December 31, 2018, we made adjustments to the provisional amounts recorded as of December 31, 2017, as described below.

•
Deferred tax assets and liabilities and other tax liabilities. We remeasured deferred tax assets and liabilities and other tax liabilities based on the rates at which they are expected to reverse in the future, which is generally 21 percent. The provisional amounts recorded as of December 31, 2017 related to the remeasurement of our deferred tax assets and liabilities, uncertain tax position reserves and other tax liabilities were income tax benefits of $452 million, $33 million and $84 million, respectively. However, this remeasurement was based on estimates as of the enactment date of the TCJ Act and our existing analysis of the numerous complex tax law changes in the TCJ Act. Upon completing our analysis of the TCJ Act and associated regulations, we adjusted our provisional amount by recording an additional tax benefit of $10 million during the year ended December 31, 2018, which was included in income tax expense in our consolidated statements of operations.

•
Foreign taxation changes. A one-time transition tax is applied to foreign earnings previously not subjected to U.S. tax. The one-time transition tax is based on our total post-1986 earnings and profits ("E&P") that were previously deferred from U.S. income taxes, but is assessed at a lower tax rate than the federal corporate tax rate of 35 percent. We recorded a provisional amount for our one-time transition tax liability for our foreign subsidiaries based on estimates, as of the enactment date of the TCJ Act, for our controlled foreign subsidiaries and estimates of the total post-1986 E&P for noncontrolled foreign subsidiaries. We previously recorded a federal deferred tax liability for our deferred earnings at the statutory 35 percent rate, and the application of the transition tax results in these earnings being subjected to a lower rate, resulting in a provisional income tax benefit as of December 31, 2017 of $15 million. As a result of additional guidance issued by the U.S. Treasury Department, we refined our calculations and recorded an additional tax benefit of $2 million during the year ended December 31, 2018. Additionally, we had not recorded certain deferred tax assets, primarily related to E&P deficits, for some foreign subsidiaries based upon an expectation that no tax benefit from such assets would be realized within the foreseeable future. The recognition of tax benefits from the deferred tax assets previously not recorded resulted in an income tax benefit of $16 million during the year ended December 31, 2017.

•
Outside basis differences. With the changes made to the U.S. taxation of foreign entities, including the change to a territorial system of taxation, the introduction of a dividend participation exemption and the changes to the current taxation of GILTI, we determined our current method of calculating CFC outside basis should be revised to incorporate the TCJ Act changes. As a result, we recorded additional deferred tax liabilities of $31 million during the year ended December 31, 2018 within income tax expense (benefit) in our consolidated statement of operations.

Our accounting for the effects of the TCJ Act was complete as of December 31, 2018.

Deferred Income Taxes

Deferred income taxes represent the tax effect of the differences between the book and tax bases of assets and liabilities plus carryforward items. The tax effects of the temporary differences and carryforwards that give rise to our net deferred taxes were as follows:

	December 31,
	2018	2017
	(in millions)
Deferred tax assets:
Net operating loss carryforwards	$389	$395
Compensation	118	113
Reserves	18	39
Capital lease obligations	75	78
Deferred income	258	210
Other	42	52
Total gross deferred tax assets	900	887
Less: valuation allowance	(399)	(408)
Deferred tax assets	501	479
Deferred tax liabilities:
Brands	(1,123)	(1,122)
Amortizing intangible assets	(157)	(177)
Investment in foreign subsidiaries	(29)	—
Deferred tax liabilities	(1,309)	(1,299)
Net deferred taxes	$(808)	$(820)

As of December 31, 2018, we had foreign net operating loss carryforwards of $1.5 billion, which resulted in deferred tax assets of $389 million for foreign jurisdictions. Approximately $11 million of our deferred tax assets as of December 31, 2018 related to net operating loss carryforwards that will expire between 2019 and 2038 with less than $1 million of that amount expiring in 2019. Approximately $378 million of our deferred tax assets as of December 31, 2018 resulted from net operating loss carryforwards that are not subject to expiration. We believe that it is more likely than not that the benefit from certain foreign net operating loss carryforwards will not be realized. In recognition of this assessment, we provided a valuation allowance of $379 million as of December 31, 2018 on the deferred tax assets relating to the foreign net operating loss carryforwards. Our total valuation allowance relating to these net operating loss carryforwards and other deferred tax assets decreased $9 million during the year ended December 31, 2018. Based on our consideration of all available positive and negative evidence, we determined that it was more likely than not that we would be able to realize the benefit of certain foreign deferred tax assets and released valuation allowances of $6 million against our foreign deferred tax assets. Additionally, other factors that did not have any impact on income tax expense, including revaluations of certain foreign deferred tax assets and their associated valuation allowances, resulted in a $3 million reduction of total valuation allowances.

Tax Uncertainties

We classify reserves for tax uncertainties within current income taxes payable and other long-term liabilities in our consolidated balance sheets. Reconciliations of the beginning and ending amounts of unrecognized tax benefits were as follows:

	Year Ended December 31,
	2018	2017	2016
	(in millions)
Balance at beginning of year	$283	$174	$315
Additions for tax positions related to prior years	37	3	77
Additions for tax positions related to the current year	16	126	9
Reductions for tax positions related to prior years	(15)	(10)	(204)
Settlements	—	(9)	(21)
Lapse of statute of limitations	(3)	(2)	(2)
Currency translation adjustment	—	1	—
Balance at end of year	$318	$283	$174

The changes to our unrecognized tax benefits during the year ended December 31, 2018 were primarily related to uncertainty regarding the calculations of tax deductions claimed in recently filed tax returns, as well as the addition of current year reserves related to our Hilton Honors guest loyalty program. The changes to our unrecognized tax benefits during the year ended December 31, 2017 were primarily related to uncertainty regarding the valuation of certain tax assets in the U.S. and the United Kingdom. The changes to our unrecognized tax benefits during the year ended December 31, 2016 were primarily the result of items identified, resolved and settled as part of our ongoing U.S. federal audit. We recognize interest and penalties accrued related to uncertain tax positions in income tax expense (benefit) in our consolidated statements of operations. As of December 31, 2018 and 2017, we had accrued approximately $40 million and $33 million, respectively, for interest and penalties related to our unrecognized tax benefits in our consolidated balance sheets. Included in the balances of unrecognized tax benefits as of December 31, 2018 and 2017 were $310 million and $285 million, respectively, associated with positions that, if favorably resolved, would provide a benefit to our effective income tax rate.

In April 2014, we received 30-day Letters from the Internal Revenue Service ("IRS") and the Revenue Agents Report ("RAR") for the 2006 and October 2007 tax years. We disagreed with several of the proposed adjustments in the RAR, filed a formal appeals protest with the IRS and did not make any tax payments related to this audit. The issues being protested in appeals relate to assertions by the IRS that: (i) certain foreign currency denominated intercompany loans from our foreign subsidiaries to certain U.S. subsidiaries should be recharacterized as equity for U.S. federal income tax purposes and constitute deemed dividends from such foreign subsidiaries to our U.S. subsidiaries; (ii) in calculating the amount of U.S. taxable income resulting from our Hilton Honors guest loyalty program, we should not reduce gross income by the estimated costs of future redemptions, but rather such costs would be deductible at the time the points are redeemed; and (iii) certain foreign currency denominated loans issued by one of our Luxembourg subsidiaries whose functional currency is USD, should instead be treated as issued by one of our Belgian subsidiaries whose functional currency is the euro, and thus foreign currency gains and losses with respect to such loans should have been measured in euros, instead of USD. In January 2016, we received a 30-day Letter from the IRS and the RAR for the December 2007 through 2010 tax years, which included proposed adjustments that reflect the carryover effect of the three protested issues from 2006 through October 2007. These proposed adjustments are also being protested in appeals, and formal appeals protests have been submitted. In April 2016, we requested a Technical Advice Memorandum ("TAM") from the IRS with respect to the treatment of the foreign currency gains and losses on loans issued by our Luxembourg subsidiary. We received a taxpayer favorable TAM in October 2018, and this issue is no longer being pursued by IRS Appeals for any of the open tax years. In September 2018, we received a 30-day Letter from the IRS and the RAR for the 2011 through 2013 tax years, which reflects proposed adjustments for the carryover effect of the two remaining protested issues from 2006 through October 2007. The adjustments for tax years 2011 through 2013 will also be protested in appeals, and formal protests have been submitted. After receipt of the TAM relating to the Luxembourg subsidiary, in total, the two remaining proposed adjustments sought by the IRS for the tax years with open audits would result in additional U.S. federal tax owed of approximately $817 million, excluding interest and penalties and potential state income taxes. The portion of this amount related to Hilton Honors would result in a decrease to our future tax liability when the points are redeemed. We disagree with the IRS's position on each of these assertions and intend to vigorously contest them. However, based on continuing appeals process discussions with the IRS, we believe that it is more likely than not that we will not recognize the full benefit related to certain of the issues being appealed. Accordingly, we have recorded $52 million of unrecognized tax benefits related to these issues.

We file income tax returns, including returns for our subsidiaries, with federal, state, local and foreign tax jurisdictions. We are under regular and recurring audit by the IRS and other taxing authorities on open tax positions. The timing of the resolution of tax audits is highly uncertain, as are the amounts, if any, that may ultimately be paid upon such resolution. Changes may result from the conclusion of ongoing audits, appeals or litigation in federal, state, local and foreign tax jurisdictions or from the resolution of various proceedings between the U.S. and foreign tax authorities. We are no longer subject to U.S. federal income tax examination for years through 2004. As of December 31, 2018, we remain subject to federal examinations from 2005 through 2017, state examinations from 2005 through 2017 and foreign examinations of our income tax returns for the years 1996 through 2017.